Earnings Call April 21, 2022 First Quarter 2022

2 Forward-Looking Statements This presentation contains “forward-looking statements” including statements with respect to the Company’s objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” “dedicated,” “create,” and other similar words and expressions of the future. Forward-looking statements, including those relating to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward- looking statements as predictions of future events. You should not expect us to update any forward-looking statements, except as required by law. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2021 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov. Interim Financial Information Unaudited financial information as of and for interim periods, including the three month periods ended March 31, 2022 and 2021, may not reflect our results of operations for our fiscal year ending, or financial condition as of December 31, 2022, or any other period of time or date. Non-GAAP Financial Measures The Company supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non- GAAP financial measures, such as “pre-provision net revenue (PPNR)”, “core pre-provision net revenue (Core PPNR)”, “core net income (loss)”, “core net income (loss) per share (basic and diluted)”, “core return on assets (Core ROA)”, “core return on equity (Core ROE)", "core efficiency ratio”, and “tangible stockholders’ equity (book value) per common share”. This supplemental information is not required by, or is not presented in accordance with GAAP. The Company refers to these financial measures and ratios as “non-GAAP financial measures” and they should not be considered in isolation or as a substitute for the GAAP measures presented herein. We use certain non-GAAP financial measures, including those mentioned above, both to explain our results to shareholders and the investment community and in the internal evaluation and management of our businesses. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our past performance and prospects for future performance, especially in light of the additional costs we have incurred in connection with the Company’s restructuring activities that began in 2018 and continued in 2022, including the effect of non-core banking activities such as the sale of loans and securities, the sale of our corporate headquarters in the fourth quarter of 2021, and other non-recurring actions intended to improve customer service and operating performance. While we believe that these non-GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies. Exhibit 2 reconciles these non-GAAP financial measures to reported results. Important Notices and Disclaimers

3Performance Highlights 1Q22 Business • Net income attributable to the Company of $16.0 million in 1Q22 compared to $65.5 million in 4Q21 (4Q21 included a $62.4 million gain on the sale of the Company's headquarters building) • Core pre-provision net revenue (Core PPNR)(1) was $17.9 million compared to $18.9 million in 4Q21 • Diluted earnings per share (EPS) was $0.45 in 1Q22, compared to $1.77 in 4Q21 • Core diluted EPS(1) was $0.63 for 1Q22 compared to $0.52 for 4Q21 • Total gross loans were $5.72 billion compared to $5.57 billion in 4Q21; average yield increased to 4.16% in 1Q22 from 4.10% in 4Q21 • Sold $57.3 million from NYC loan portfolio; $68.6 million remaining in available for sale • Total deposits as of 1Q22 were $5.69 billion, up $60.8 million compared to $5.63 billion in 4Q21 • Core deposits were $4.44 billion, up $150.4 million, or 3.5%, compared to 4Q21. This includes: – Interest bearing demand deposits of $1.54 billion as of 1Q22 compared to $1.51 billion as of 4Q21 – Noninterest bearing deposits of $1.32 billion in 1Q22 compared to $1.18 billion as of 4Q21 – Savings and money market deposits of $1.58 billion in 1Q22 compared to $1.60 billion in 4Q21 • Average cost of total deposits decreased to 0.38% in 1Q22 from 0.41% in 4Q21 • Non-interest bearing to total deposits increased to 23.2% of total deposits compared to 21.0% for 4Q21 • Brokered deposits declined to $347.3 million from $387.3 million in 4Q21. Brokered deposits to total deposits were 6.1% and 6.9% in 1Q22 and 4Q21, respectively. • Repaid $180.0 million in short-term FHLB advances and borrowed $350.0 million in longer-term advances to extend duration • AUM totaled $2.13 billion, down $91.7 million, or 4.1%, from 4Q21, reflective of market decline in value Earnings (1) Non-GAAP Financial Measure. See Slide 5 for a reconciliation to GAAP.

4 • All capital ratios continue to be substantially above "well capitalized" levels • Cash dividend of $0.09 per share of Amerant common stock paid out on February 28, 2022 • Based on 1Q22 results, Board of Directors declared a dividend of $0.09 per share on April 13, 2022 payable on May 31, 2022 • Successfully completed previously approved $50 million Class A shares buyback program; Board authorized a new share repurchase program for up to $50 million in share repurchases • As of March 31, 2022, the Company had repurchased $32.7 million of Class A shares under the new authorization Performance Highlights 1Q22 (Cont'd) Capital Change in shares outstanding follows: Class A balance at December 31, 2021 35,883,320 Class A repurchase programs (1) (1,643,480) Net Issuances (2) 110,982 Balance at March 31, 2022 34,350,822 (1) An aggregate of 652,118 shares were bought back under the Class A common stock repurchase program approved in September 10, 2021 (the "Class A Common Stock Repurchase Program") and an aggregate of 991,362 shares were bought back under the "New Class A Common Stock Repurchase Program" approved on January 31, 2022. (2) Net issuances of shares that includes the impact of forfeitures and surrendered shares to cover tax obligations under the equity incentive plan.

5Core PPNR(1) - 1Q22 (1) Non-GAAP Financial Measure (2) The Company sold its Coral Gables headquarters for $135 million, with an approximate carrying value of $69.9 million at the time of sale and transaction costs of $2.6 million. The Company leased-back the property for an 18-year term. The provision for income tax expense includes around $16.1 million related to this transaction in the three months and year ended December 31, 2021. (( 1Q22 4Q21 Net income attributable to Amerant Bancorp Inc. $ 15,950 $ 65,469 Plus: (reversal of) provision for loan losses (10,000) (6,500) Plus: provision for income tax expense (2) 3,978 20,172 Pre-provision net revenue (PPNR) (1) 9,928 $ 79,141 Plus: non-routine noninterest expense items 6,574 1,895 Less: non-routine noninterest income items 1,367 (62,125) Core pre-provision net revenue (Core PPNR)(1) $ 17,869 $ 18,911

6Key Actions Update • Announced the retirement of two long-time board directors and appointment of four new ones, all of whom are in footprint (3 south FL, 1 Houston) • Completed private placement of $30 million of 4.25% fixed-to-floating rate subordinated notes due 2032, considered tier 2 capital • Reduced headcount by 80 FTEs in light of our strategic partnership with FIS – 677 total FTEs as of 1Q22, of which 598 FTEs are at Amerant Bank and 79 at Amerant Mortgage – 58% of total FTEs are in business development roles compared to 42% in support functions • Reorganized how we do business between commercial and consumer banking, with explicit goal to enhance focus on more efficiently and effectively driving performance in each of the geographies we serve • Joined the USDF consortium; Amerant was the 7th bank to join the association formed to provide a base source for banks' digital asset & blockchain strategies • Hired new SVP - Head of Retail Bank to drive performance and enhance sales culture • Completed agreement for white label solution to provide equipment financing in all three markets we serve • Issued our first ESG report, demonstrating our commitment to do the right thing and be a sustainable institution • Amerant Bank, the Company’s main subsidiary, was named the official "Hometown" Bank of the University of Miami athletics, as we further leverage local partnerships to support the community and drive brand awareness • Received OCC approval for new branch location in University Place, Houston, TX; significant upgrade over the branch it will replace. Projected 3Q22 move • Construction underway for new smaller operations center in Miramar, FL

7 41.40% 87.29% 4Q21 1Q22 21.0% 23.2% 4Q21 1Q22 13.45% 12.48% 4Q21 1Q22 3.17% 3.18% 4Q21 1Q22 Focused on Key Performance Metrics Robust Deposit Base Robust Capital Position Higher Operating Profitability Rationalizing Cost Structure (1) Calculated based upon the average daily balance of total assets (2) Calculated based upon the average daily balance of stockholders' equity (3) Excludes loans held for sale (4) Non-GAAP Financial Measure. See Appendix 1 for a reconciliation to GAAP. 1.29% 1% 4Q21 1Q22 Strong Credit Coverage 3.45% 0.84% 4Q21 1Q22 Improved Profitability 32.04% 8.10% 4Q21 1Q22 NIB Deposits/ Total Deposits Tier 1 Capital Ratio Net Interest Margin Efficiency Ratio ALL / Total Loans held for investment (3) ROA (1) ROE (2) Excluding one-time items ($6.6 million in non recurring expenses in 1Q22), the core metrics were as follows during 1Q22: • Core Efficiency Ratio(4): 76.36% • Core ROA(4): 1.17% • Core ROE(4): 11.28%

8Amerant Mortgage ("AMTM") • In the first quarter of 2022, AMTM received 292 applications, funded 156 loans totaling $91.1 million • Launched construction loan program • On March 31, 2022, Amerant's ownership interest increased from 51% to 57.4% as a $1.5 million injection was needed to meet FNMA requirements • Current pipeline shows $93.6 million as of April 15, 2022 Data as of March 31, 2022 In Thousands Highlights (1) These are intercompany transactions with the Bank which are eliminated in consolidation.

9 82.5% 17.5% U.S. Gov't sponsored enterprises 34.4% U.S. Gov't agency 33.5% Collateralized Debt Obligations 0.4% Corporate debt 31.4% Other 0.3% $1,190.2 $1,175.3 $1,145.8 $104.7 $118.2 $112.0 $24.0 $0.3 $13.4 2.15% 2.37% 2.55% 1Q21 4Q21 1Q22 0 500 1,000 1,500 86.1% 13.9% • Effective duration increased vs. 4Q21 due to the expected extension related to the increase in interest rates • Net unrealized loss of $39.7 million after-tax on valuation of debt securities available for sale, driven by large increase in long term interest rates in 1Q22 Investment Portfolio Balances and Yields (1) Available for Sale (AFS) Held to Maturity (HTM) Highlights Fixed vs. Floating (3) Mar. 2021 Mar. 2022 Floating rate Fixed rate Available for Sale Securities by Type March 31, 2022 3.4 yrs Effective Duration ($ in millions) Marketable Equity Securities (2) (1) Excludes Federal Reserve Bank and FHLB stock (2) During the fourth quarter of 2021, the Company sold a mutual fund with a fair value of $23.4 million at the time of sale. (3) Hybrid investments are classified based on current rate (fixed or float) Yield 4.0 yrs Effective Duration

10 48.5% 48.6% 48.1% 45.3% 43.3% 19.5% 18.1% 16.9% 17.6% 19.3% 16.3% 16.8% 17.1% 17.3% 16.2% 10.9% 11.0% 11.4% 12.2% 12.7% 4.8% 5.5% 6.5% 7.6% 8.5% 3.77% 3.89% 3.92% 4.10% 4.16% 1Q21 2Q21 3Q21 4Q21 1Q22 66.1% 65.5% 68.3% 69.8% 71.3% 18.0% 18.4% 17.2% 18.4% 19.4% 12.9% 13.1% 11.4% 8.8% 6.5% 3.0% 3.0% 3.1% 3.0% 2.9% 1Q21 2Q21 3Q21 4Q21 1Q22 Consumer CRE Commercial and FI & Acceptances Owner Occupied Single Family Residential Loan Portfolio Highlights Loan Composition (1)(3) Geographic Mix (Domestic) • Higher loan balances resulting from increased loan production and purchased indirect consumer loans, partially offset by high level of prepayments primarily in CRE and C&I, as well as former NY LPO loan sales • Consumer loans include approximately $329.8 million in higher-yielding indirect U.S. consumer loans • Loans held for sale include $17.1 million, primarily in mortgage loans (AMTM), and $68.6 million in New York loans (1) Florida Texas New York Average Loan Yield Other (2) (1) Includes loans held for investment and loans held for sale (2) Consists of international loans (3) In 1Q22, excludes a valuation allowance of $0.5 million resulting from the fair value adjustment of loans held for sale carried at the lower of cost or fair value.

11New York Closed LPO -Update • Decreased by $118 million in 1Q22 to $373 million from $491 million in 4Q21 • $57.3 million loans sold at par in 1Q22 Contractual Maturity Schedule: As of March 31, 2022

Credit Quality

12

Non-Performing Assets [1] / Total Assets


1.16%
1.61%
1.24%
0.78%
0.73%
1Q21
2Q21
3Q21
4Q21
1Q22

Allowance for Loan Losses / Total NPL


1.2x
0.9x
1.0x
1.4x
1.2x
1Q21
2Q21
3Q21
4Q21
1Q22

Allowance for Loan Losses

($ in millions)


$110.9
$104.2
$83.4
$69.9
$56.1
1.93%
1.86%
1.59%
1.29%
1%
1Q21
2Q21
3Q21
4Q21
1Q22
Allowance for Loan Losses
ALL as a % of Total Loans held for investment (3)

Net Charge-Offs / Average Total Loans [2][3]


—%
0.12%
1.16%
0.52%
0.29%
1Q21
2Q21
3Q21
4Q21
1Q22

- Credit quality remains sound and reserve coverage is strong; released $10.0 million from the ALL in 1Q22 compared to $6.5 million in 4Q21
- 100% of non-performing Loans over $1 million and secured with real estate collateral have independent third-party collateral valuations performed within the last 12 months supporting current ALL levels
- Net charge-offs totaled $3.8 million in 1Q22; Charge-offs during the period were primarily due to $3.3 million in two commercial loans and $1.0 million in consumer loans, offset by $0.5 million in recoveries

[1] Non-performing assets include all accruing loans past due 90 days or more, all nonaccrual loans, restructured loans that are considered TDRs, and OREO properties acquired through or in lieu of foreclosure.
[2] Annualized and calculated based upon the average daily balance of outstanding loan principal balance net of unamortized deferred loan fees and costs, excluding the allowance for loan losses. During the third quarter of 2021 and 2020, the Company charged off $5.7 million and $19.3 million, respectively against the allowance for loan losses as a result of the deterioration of one commercial loan relationship.
[3] Total Loans exclude loans held for sale.

13 $5,678 $5,675 $5,626 $5,631 $5,692 $2,759 $2,835 $2,875 $3,013 $3,076 $1,388 $1,243 $1,107 $1,048 $951 $553 $531 $433 $387 $347 $978 $1,066 $1,211 $1,183 $1,318 0.60% 0.52% 0.44% 0.41% 0.38% 1Q21 2Q21 3Q21 4Q21 1Q22 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 $2,635 $2,529 $2,494 $2,512 2019 2020 2021 1Q22 $3,122 $3,203 $3,137 $3,180 2019 2020 2021 1Q22 Domestic Deposits ($ in millions) Deposit Highlights Deposit Composition 56% International Deposits ($ in millions) Mix by Country of Domicile Transaction Deposits Customer CDs Brokered Deposits (1) Cost of total Deposits (2) ($ in millions, except for percentages) 44% (1) 1Q22, 4Q21, 3Q21, 2Q21, and 1Q21 include brokered transaction deposits of $50 million, $98 million, $97 million, $141 million and $58 million respectively, and brokered time deposits of $297 million, $290 million, $336 million, $390 million and $494 million respectively. (2) Annualized and calculated based upon the average daily balance of total deposits. Noninterest Bearing Demand Deposits

14 $47.6 $50.0 $51.8 $55.8 $55.6 2.66% 2.81% 2.94% 3.17% 3.18% Net Interest Income NIM 1Q21 2Q21 3Q21 4Q21 1Q22 0 10 20 30 40 50 60 NII slight decrease in 1Q22 was driven by: • Higher average balances and yields on FHLB advances and transactional accounts, as a result of hedging strategy against interest rate hikes • The addition of $30 million in subordinated debt at a cost of 4.25% during the quarter Net Interest Income and NIM Net Interest Income (NII) and NIM (%) Commentary ($ in millions, except for percentages)

15 210 216 224 233 241 -100 bps -50 bps BASE +50 bps +100 bps 150 200 250 (March 31, 2022) Fixed 51% Adjustable 49% Interest Rate Sensitivity By Interest TypeBy Rate Type By Repricing Term (1) NII and percentage change represents the base scenario of net interest income. The base scenario assumes (i) flat interest rates over the next 12 months, (ii) that total financial instrument balances are kept constant over time and (iii) that interest rate shocks are instant and parallel to the yield curve. Loan Portfolio & Repricing Detail Impact on NII from Interest Rate Change (1) Net Interest Income Change from base <1 year 54% 1-3 years 8% 4-5 years 9% 5+ years 29% -6.2% -3.8% 0.0% 7.8% 3.8% ($ in M ill io ns ) (As of March 31, 2022) Swap 2% Fixed 51% UST 2% Libor 31% Prime 11% SOFR 3% NII Sensitivity Over Time (1)

16 $14.2 $15.7 $13.4 $14.0 $4.1 $4.3 $4.3 $4.5 $4.6 $4.6 $4.4 $4.6 $5.0 $4.6 $2.6 $1.3 $0.8 $2.7 $4.4 $4.0 $3.4 $2.1 $62.4 $0.2 $1.3 $0.5 $3.2 1Q21 2Q21 3Q21 4Q21 1Q22 0 10 20 30 10% 90% 12% 88% Noninterest Income Mix Noninterest Income Mix Commentary Noninterest income decrease in 1Q22 was driven by: • The absence of the $62.4 million gain on the sale of the Company’s headquarters building recorded in the fourth quarter of 2021 • Net losses on the early extinguishment of FHLB advances • Lower income from brokerage, advisory and fiduciary activities • Net unrealized losses on derivatives valuation • Decreased mortgage banking income Assets Under Management/Custody Deposits and service fees Brokerage, advisory and fiduciary activities Other noninterest income $2.1B Domestic International 1Q221Q21 $2.0B ($ in millions) Securities gains, net (1) (1) In 4Q21 and 3Q21, we had securities losses of $0.1 million and $54 thousand, respectively. (2) In 4Q21, we had a $62.4 million gain on the sale of the Company’s headquarters building. (3) Income from interest rate swaps and other derivative transactions with customers. In 1Q22 and 4Q21, the Company incurred in expenses related to derivative transactions with customers of $1.0 million and $0.7 million, respectively. (4) Unrealized losses related to the valuation of uncovered interest rate swaps with clients. Gain on sale of Headquarters Building (2)Loan level derivative income (3) Derivative losses (4) $2.0 $77.3 $(1.3)

17 • Noninterest expense increased in 1Q22 (includes $6.6 million in non recurring expenses) primarily due to higher : – Estimated contract termination costs resulting from the Company’s engagement of FIS, as well as a valuation expense recorded on the change in fair value of NY loans held for sale – Rent expense related to the leasing of the Company’s headquarters building, though offset by sublease income – Advertising expenses in connection with the Company’s efforts to build brand awareness – Severance expenses primarily in connection with the restructuring of business lines – Commissions paid, primarily related to residential mortgage loan originations $43.6 $51.1 $48.4 $55.1 $60.8 $26.4 $30.8 $29.1 $31.3 $30.4 $17.2 $20.3 $19.3 $23.8 $30.4 731 719 733 763 677 1Q21 2Q21 3Q21 4Q21 1Q22 10 20 30 40 50 60 70 Noninterest Expense Noninterest Expense Mix Commentary Other operating expenses Salaries and employee benefits FTE ($ in millions, except for FTEs) FTEs by company 1Q21 2Q21 3Q21 4Q21 1Q22 Amerant Bank and other subisdiaries 721 681 681 691 598 Amerant Mortgage 10 38 52 72 79 TOTAL 731 719 733 763 677 Effective January 1, 2022, 80 employees were transferred to FIS, reducing total FTEs to 683

18Strategic Initiatives Update Deposits First – Additions to Treasury Management and Private Banking teams efforts contributed to increasing deposit levels A Superior Customer Experience – FIS, Numerated, Marstone, Alloy and Clickswitch implementations all in progress Rationalize Existing and Evaluate New Lines of Business – Business organizational changes implemented regarding consumer/commercial banking – Branch strategy in progress; new locations in Miami and Houston – Tampa Loan Production Office (LPO): Recruited market President and new C&I team members identified; booking loans and building pipeline – Executed agreement for new equipment finance white label program Significantly improve Operational Efficiency – FIS rebadge and HR efficiencies executed (post outsourcing of certain activities, including payroll processing); Reduced headcount by 80 FTEs as part of strategic partnership with FIS Improve Brand Awareness – Leveraging local partnerships and impactful campaigns, such as NHL Panthers, OOH, social media and public relations – Announced new multi-year partnership with the University of Miami athletics, making Amerant the official "Hometown Bank”. The Company continues to leverage local partnerships to serve its community while meeting its strategic initiative to drive brand awareness Attract, Retain, Develop, and Reward the Best team members – Enhanced internship program, developed executive education program and launched ESPP plan, subject to shareholder approval Integrate ESG into our DNA – First Annual ESG Report issued on April 15, 2022 – Implementing diversity and inclusion program to improve and maintain an authentic inclusive culture

Appendices

20Appendix 1 Non-GAAP Financial Measures Reconciliations The following table sets forth selected financial information derived from the Company’s interim unaudited and annual audited consolidated financial statements, adjusted for certain costs incurred by the Company in the periods presented related to tax deductible restructuring costs, (reversal of) provision for loan losses, provision for income tax expense (benefit), the effect of non-core banking activities such as the sale of loans and securities, the valuation of securities, derivatives and loans held for sale, the sale and leaseback of our corporate headquarters in the fourth quarter of 2021, and other non-recurring actions intended to improve customer service and operating performance. The Company believes these adjusted numbers are useful to understand the Company’s performance absent these transactions and events. Three Months Ended, ($ in thousands) March 31, 2022 December 31, 2021 March 31, 2021 Net income attributable to Amerant Bancorp Inc. $ 15,950 $ 65,469 $ 14,459 Plus: (reversal of) provision for loan losses (10,000) (6,500) — Plus: provision for income tax expense (1) 3,978 20,172 3,648 Pre-provision net revenue (PPNR) 9,928 79,141 18,107 Plus: non-routine noninterest expense items 6,574 1,895 240 Less: non-routine noninterest income items 1,367 (62,125) (2,582) Core pre-provision net revenue (Core PPNR) $ 17,869 $ 18,911 $ 15,765 Total noninterest income $ 14,025 $ 77,290 $ 14,163 Less: Non-routine noninterest income items: Less: gain on sale of Headquarters building (1) — 62,387 — Derivatives losses, net (1,345) — — Securities gains (losses), net 769 (117) 2,582 Loss on early extinguishment of FHLB advances, net (714) — — (Loss) gain on sale of loans (77) (145) — Total non-routine noninterest income items $ (1,367) $ 62,125 $ 2,582 Core noninterest income $ 15,392 $ 15,165 $ 11,581

21 Three Months Ended, ($ in thousands) March 31, 2022 December 31, 2021 March 31, 2021 Total noninterest expenses $ 60,818 $ 55,088 $ 43,625 Less: non-routine noninterest expense items Restructuring costs (2): Staff reduction costs (3) 765 26 6 Contract termination costs (4) 4,012 — — Legal and Consulting fees (5) 1,246 1,277 — Digital transformation expenses 45 50 234 Lease impairment charge 14 — — Branch closure expenses (6) 33 542 — Total restructuring costs $ 6,115 $ 1,895 $ 240 Other non-routine noninterest expense items: — Loans held for sale valuation expense (7) 459 — $ — Total non-routine noninterest expense items $ 6,574 1,895 $ 240 Core noninterest expenses $ 54,244 53,193 $ 43,385 Appendix 1 Non-GAAP Financial Measures Reconciliations (cont’d)

22Appendix 1 Non-GAAP Financial Measures Reconciliations (cont’d) Three Months Ended, (in thousands, except percentages and per share amounts) March 31, 2022 December 31, 2021 March 31, 2021 Net income attributable to Amerant Bancorp Inc. $ 15,950 $ 65,469 $ 14,459 Plus after-tax non-routine items in noninterest expense: Non-routine items in noninterest expense before income tax effect 6,574 1,895 240 Income tax effect (8) (1,387) (478) (48) Total after-tax non-routine items in noninterest expense 5,187 1,417 192 Plus after-tax non-routine items in noninterest income: Non-routine items in noninterest income before income tax effect 1,367 (62,125) (2,582) Income tax effect (8) (288) 14,578 520 Total after-tax non-routine items in noninterest income 1,079 $ (47,547) $ (2,062) Core net income $ 22,216 $ 19,339 $ 12,589 Basic earnings per share $ 0.46 $ 1.79 $ 0.38 Plus: after tax impact of non-routine items in noninterest expense 0.15 0.04 0.01 Less: after tax impact of non-routine items in noninterest income 0.03 (1.30) (0.06) Total core basic earnings per common share $ 0.64 $ 0.53 $ 0.33 Diluted earnings per share (9) $ 0.45 $ 1.77 $ 0.38 Plus: after tax impact of non-routine items in noninterest expense 0.15 0.04 0.01 Less: after tax impact of non-routine items in noninterest income 0.03 (1.29) (0.06) Total core diluted earnings per common share $ 0.63 $ 0.52 $ 0.33 Net income / Average total assets (ROA) 0.84% 3.45% 0.76 % Plus: after tax impact of non-routine items in noninterest expense 0.27% 0.07% 0.01 % Less: after tax impact of non-routine items in noninterest income 0.06% (2.50) % (0.11) % Core net income / Average total assets (Core ROA) 1.17% 1.02% 0.66%

23Appendix 1 Non-GAAP Financial Measures Reconciliations (cont’d) Three Months Ended, (in thousands, except percentages, share data and per share amounts) March 31, 2022 December 31, 2021 March 31, 2021 Net income / Average stockholders' equity (ROE) 8.10% 32.04% 7.47 % Plus: after tax impact of non-routine items in noninterest expense 2.63% 0.69% 0.10 % Less: after tax impact of non-routine items in noninterest income 0.55% (23.27) % (1.07) % Core net income / Average stockholders' equity (Core ROE) 11.28% 9.46% 6.50 % Efficiency ratio 87.29% 41.40% 70.67 % Less: impact of non-routine items in noninterest expense (9.43) % (1.43) % (0.39) % Plus: impact of non-routine items in noninterest income (1.50) % 35.01% 3.07 % Core efficiency ratio 76.36% 74.98% 73.35 % Stockholders' equity $ 749,396 $ 831,873 $ 785,014 Less: goodwill and other intangibles (10) (22,795) (22,528) (21,515) Tangible common stockholders' equity $ 726,601 $ 809,345 $ 763,499 Total assets 7,805,836 7,638,399 7,751,098 Less: goodwill and other intangibles (10) (22,795) (22,528) (21,515) Tangible assets $ 7,783,041 $ 7,615,871 $ 7,729,583 Common shares outstanding 34,350,822 35,883,320 37,921,961 Tangible common equity ratio 9.34% 10.63% 9.88 % Stockholders' book value per common share $ 21.82 $ 23.18 $ 20.70 Tangible stockholders' book value per common share $ 21.15 $ 22.55 $ 20.13

24Appendix 1 Non-GAAP Financial Measures Reconciliations (cont’d) (1) The Company sold its Coral Gables headquarters for $135 million, with an approximate carrying value of $69.9 million at the time of sale and transaction costs of $2.6 million. The Company leased-back the property for an 18-year term. The provision for income tax expense includes around $16.1 million related to this transaction in the three months and year ended December 31, 2021. (2) Expenses incurred for actions designed to implement the Company’s strategy. These actions include, but are not limited to reductions in workforce, streamlining operational processes, rolling out the Amerant brand, implementation of new technology system applications, decommissioning of legacy technologies, enhanced sales tools and training, expanded product offerings and improved customer analytics to identify opportunities. (3) In the first quarter of 2022, include expenses mainly in connection with restructuring of business lines and the outsource of certain human resources functions. In all of the other periods shown, includes expenses related to the elimination of various support function positions. (4) Contract termination and related costs associated with third party vendors resulting from the Company’s engagement of FIS. (5) Includes: (i) expenses in connection with the engagement of FIS of $0.8 million and $0.5 million in the three months ended March 31, 2022 and December 31, 2021, respectively; (ii) an aggregate of $0.3 million in connection with information technology projects, and certain search and recruitment expenses in the three months ended March 31, 2022, and (iii) expenses in connection with the clean-up merger and related transactions of $0.6 million in the three months ended December 31, 2021. (6) Expenses related to the lease termination of a branch in Fort Lauderdale, Florida in 2021. (7) Fair value adjustment related to the Ne York loan portfolio held for sale carried at the lower cost or fair value. (8) In the three months ended March 31, 2022 and 2021, amounts were calculated based upon the effective tax rate for the periods of 21.10% and 20.15%, respectively. December 31, 2021 amount represents the difference between the prior and current period year-to-date tax effect. (9) In the three months ended March 31, 2022 and December 31, 2021, potential dilutive instruments consisted of unvested shares of restricted stock, restricted stock units and performance share units (restricted stock and restricted stock units in the three months ended March 31, 2021). In all the periods presented, potential dilutive instruments were included in the diluted earnings per share computation because, when the unamortized deferred compensation cost related to these shares was divided by the average market price per share in those periods, fewer shares would have been purchased than restricted shares assumed issued. Therefore, in those periods, such awards resulted in higher diluted weighted average shares outstanding than basic weighted average shares outstanding, and had a dilutive effect in per share earnings. (10) Other intangible assets consist of, among other things, mortgage servicing rights (“MSRs”) of $0.9 million and $0.6 million at March 31, 2022 and December 31, 2021, respectively, and are included in other assets in the Company’s consolidated balance sheets. We had no MSRs at March 31, 2021.

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